EXHIBIT 99.1

                                  CERTIFICATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of American Insured Mortgage Investors L.P. - Series 88 (the "Issuer").

I, Barry S. Blattman, Chairman of the Board, Chief Executive Officer and President, certify that to the best of my knowledge:

(i)  the Form 10-K fully  complies  with the  requirements  of section  13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


                                           AMERICAN INSURED MORTGAGE
                                           INVESTORS L.P. - SERIES 88
                                           (Registrant)

                                           By:  CRIIMI, Inc.
                                                General Partner



March  19, 2003                            /s/Barry S. Blattman
------------------                         -------------------------------------
Date                                       Barry S. Blattman
                                           Chairman of the Board,
                                           Chief Executive Officer and President